SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS Fixed Income Opportunities Fund
DWS Multisector Income Fund
The funds’ Board of Trustees has approved proposals by DWS Investment Management Americas, Inc. (DIMA), each fund’s investment advisor, to terminate each fund’s sub-advisory agreement between DIMA and DWS Alternatives Global Limited, an affiliate of DIMA and a direct, wholly-owned subsidiary of DWS Group, effective on or about May 16, 2019.
Effective on or about May 16, 2019, the Statement of Additional Information is supplemented as follows:
DWS Alternatives Global Limited will no longer serve as subadvisor to each fund and all disclosure and references to DWS Alternatives Global Limited are hereby deleted.
Please Retain This Supplement for Future Reference

May 17, 2019
SAISTKR-20